UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2016

SPIRE INC.
(Exact name of registrant as specified in its charter)

Missouri	1-16681	74-2976504
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 Market St. Louis, Missouri	63101
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (314) 342-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On August 2, 2016, Mr. W. Stephen Maritz, director of Spire Inc., announced his resignation from the Board of Directors. Mr. Maritz served as a member of the Company’s Corporate Governance and Investment Review Committees. Mr. Maritz, who served on the Board for more than 15 years, cited increasing business and personal commitments that impacted his ability to meet the necessary demands on directors' time as the reason for his resigning.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

SPIRE INC.
Date: August 5, 2016	By:	/s/ Suzanne Sitherwood
Suzanne Sitherwood President and Chief Executive Officer